Exhibit 32.02

Certification by the Senior Vice President and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of FEDERAL HOME LOAN BANK OF NEW YORK (the “Company”) on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Patrick A. Morgan, Senior Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)         the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: March 23, 2012

/s/ Patrick A. Morgan
Patrick A. Morgan
Senior Vice President and Chief Financial Officer
(A Principal Financial Officer)